Vanguard Bond Index Funds Vanguard Balanced Index Fund

Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio

Supplement to the Prospectuses

New Target Indexes for Certain Bond Funds

The boards of trustees of Vanguard Bond Index Funds, Vanguard Balanced Index Fund, and Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio (collectively “the Funds”) have approved the adoption of new target indexes for the Funds. The boards believe that the new float-adjusted indexes, listed below, will better track the bond markets targeted by the Funds’ investment objectives.

Vanguard Fund Name	New Target Index	Former Target Index

Total Bond Market	Barclays Capital U.S. Aggregate	Barclays Capital U.S. Aggregate
Index Fund	Float Adjusted Index	Bond Index
Total Bond Market II	Barclays Capital U.S. Aggregate	Barclays Capital U.S. Aggregate
Index Fund	Float Adjusted Index	Bond Index
Short-Term Bond	Barclays Capital U.S. 1–5 Year	Barclays Capital U.S. 1–5 Year
Index Fund	Government/Credit Float	Government/Credit Bond Index
Adjusted Index
Intermediate-Term Bond	Barclays Capital U.S. 5–10 Year	Barclays Capital U.S. 5–10 Year
Index Fund	Government/Credit Float	Government/Credit Bond Index
Adjusted Index
Long-Term Bond	Barclays Capital U.S. Long	Barclays Capital U.S. Long
Index Fund	Government/Credit Float	Government/Credit Bond Index
Adjusted Index
Balanced Index Fund	Barclays Capital U.S. Aggregate	Barclays Capital U.S. Aggregate
(bond portion)	Float Adjusted Index	Bond Index
Variable Insurance Fund–	Barclays Capital U.S. Aggregate	Barclays Capital U.S. Aggregate
Total Bond Market Index	Float Adjusted Index	Bond Index
Portfolio

(over, please)

The Funds are expected to implement this change before the end of the year. The new target indexes and current target indexes are expected to track the same market segments, so the investment objectives and risks described in the Funds’ current prospectuses are not expected to change. The Funds’ new target indexes could provide different investment returns (either lower or higher) or different levels of volatility than their current indexes over any period of time. The transition to the new indexes is not expected to require significant adjustments to the Funds’ portfolio holdings, but could result in a slight temporary increase in the Funds’ transaction costs and turnover rates.

Please retain this supplement for future reference.

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